EXHIBIT 32.1

CERTIFICATION OF THE
PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Neil Reithinger, the Chief Executive Officer and Chief Financial Officer of Baywood International, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Baywood International, Inc. on Form 10-QSB for the fiscal quarter ended September 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Baywood International, Inc.

Dated: November 20, 2006	/s/ Neil Reithinger
Neil Reithinger
Chief Executive Officer and Chief Financial Officer